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                                           497(e) File Nos. 2-90519 and 811-4007

                       SUPPLEMENT DATED JANUARY 15, 1998
                                       TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

                             LANDMARK BALANCED FUND
                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND

THE FOURTH PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" ON PAGE 14 IS HEREBY DELETED AND REPLACED BY THE FOLLOWING:

     Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asest value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of each Trust.